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THIS  SECURED  DEBENTURE,  AND  THE  SECURITIES  INTO  WHICH  IT IS  CONVERTIBLE
(COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.


                                SECURED DEBENTURE

                                  CIRTRAN CORP.

                        5% Secured Convertible Debenture

                                 April 23, 2009


No.  CCP-2                                                          US$1,500,000

         This Secured Debenture (the "Debenture") is issued on August 23, 2006 (the "Closing Date") by CirTran Corp., a Nevada corporation (the "Company"), to Cornell Capital Partners, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

                                   ARTICLE I.

         Section 1.01 Principal and Interest. For value received, the Company hereby promises to pay to the order of the Holder, on the dates and in the amounts set forth on Schedule 1.01 hereto, in lawful money of the United States of America, and in immediately available funds, the principal sum of One Million Five Hundred Thousand U.S. Dollars (US$1,500,000), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the remaining principal amount and all accrued interest shall be either (a) paid to the Holder on or before April 23, 2009 or (b) converted in accordance with Section 1.02 hereof; provided, however, that except upon an Event of Default as set forth in
Section 3.01 hereof, the Holder shall not be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the


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aggregate number of shares of Common Stock  beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

         Section 1.02

         (a) Optional Conversion. Notwithstanding Section 1.01, the Holder is entitled, at its option, to convert, and sell, at any time and from time-to-time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's Common Stock, par value $0.001 per share ("Common Stock"), at the price per share equal to an amount equal to one hundred percent (100%) of the lowest closing bid price of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. for the twenty (20) trading days immediately preceding the Conversion Date (the "Closing Bid Price"). Referred to as the "Conversion Price". As used herein, "Principal Market" shall mean The National Association of Securities Dealers Inc.'s Over-the-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean the reported Closing Bid Price for the Common Stock as furnished by the National Association of Securities Dealers, Inc., for the applicable period. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

         (b) The Holder agrees that it may not convert any amount of principal or interest of the Debenture in accordance with the terms and conditions of the Lock-up Agreement by and between the parties hereto dated July 20, 2006, until the Company has effectuated an increase in its authorized capital. In the event that the Company has not effectuated such increase in its authorized capital by October 30, 2006, such failure shall constitute an event of default on parallel with those set forth in Section 3.01 below and subject to the same consequences as those listed in Section 3.01 below.

         (c)   Except as otherwise set forth in this  Agreement,  and subject to
Section 1.02(b) above, the Holder shall only be entitled to convert up to the following amounts: (i) up to $500,000 worth of the principal amount plus accrued interest of the Debenture may be converted in any consecutive 30-day period when the price of the Company's stock is $0.03 per share or less at the time of conversion; (ii) any amount of the principal amount plus accrued interest of the Debenture may be converted in any consecutive 30-day period when the price of the Company's stock is greater than $0.03 per share at the time of conversion; and (iii) upon the occurrence of an Event of Default (as defined in Section 3.01 hereof), the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture (including but not limited to those limitations set forth in this Section 1.02 above and Section 1.04 hereof) and/or the Securities Purchase Agreement dated the date hereof between the Company and the Cornell Capital Partners, LP (the "Securities Purchase Agreement"), convert


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all  debentures  outstanding  and accrued  interest  thereon in to shares of the
Company's Common Stock pursuant to this Section 1.02.

         Section 1.03 Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time-to-time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

         Section 1.04 Right of Redemption. The Company at its option shall have the right to redeem, with three (3) business days advance written notice (the "Redemption Notice"), a portion or all of this Debenture outstanding. The redemption price shall be one hundred five percent (105%) of the amount redeemed plus accrued interest. Notwithstanding the foregoing, (i) following receipt of a Redemption Notice, the Holder shall be permitted to convert all or any portion of the unpaid principal or interest of this Debenture not being redeemed by the Company; (ii) if after the earlier to occur of (x) fifteen (15) months following the Closing Date or (y) twelve (12) months following the date on which the Initial Registration Statement (as such term is defined in the Investor Registration Rights Agreement (as defined in Section 1.05 hereof) is declared effective, all or any portion of this Debenture remains outstanding, then the Company, at the request of the Holder, shall redeem such amount outstanding at the rate of five hundred thousand dollars ($500,000) per each 30-day period; and
(iii) upon the occurrence of an Event of Default, Holder can convert all outstanding principal and accrued interest under this Debenture irrespective of any of the limitations set forth in this Agreement (including but not limited to those limitations set forth in this Section 1.04 and clauses (i) and (ii) of
Section 1.02 hereof) and/or the Securities Purchase Agreement, and in such event, all such principal and interest shall become immediately due and payable.

         Section 1.05 Registration Rights. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of an Amended and Restated Investor Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights Agreement").

         Section 1.06 Interest Payments. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Company, in its sole discretion, may elect to pay the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III, Section 3.01 hereof, the Company may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due, or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest


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due shall be issued.  No  fractional  shares will be issued;  therefore,  in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

         Section 1.07 Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

         Section 1.08 Secured Nature of Debenture. This Debenture is secured by all of the assets and property of the Company and the Company and the Holder have entered into an Amended and Restated Security Agreement dated the date hereof (the "Security Agreement"). As set forth in the Security Agreement, Holder's security interest shall terminate upon the satisfaction by the Company of its obligations under this Debenture.

                                  ARTICLE II.

         Section 2.01 Amendments and Waiver of Default. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

                                  ARTICLE III.

         Section 3.01 Events of Default. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen
(15) days of the date of maturity of this Debenture; (b) failure by the Company for ten (10) days after notice to it to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (c) failure by the Company's transfer agent to issue freely tradable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement or the Investor Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, convert all debentures outstanding and accrued interest thereon into shares of the Company's Common Stock pursuant to Section 1.02 hereof.

         Section 3.02 Failure to Issue Unrestricted Common Stock. As indicated in Article III, Section 3.01 hereof, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02


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hereof.  The Company  acknowledges  that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                  ARTICLE IV.

         Section 4.01 Rights and Terms of Conversion. This Debenture, in whole or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section
1.02 hereof.

         Section 4.02 Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

         Section 4.03 Termination of Conversion Rights. The Holder's right to convert the Debenture into the Common Stock in accordance with Section 4.01 hereof shall terminate on December 31, 2007 and this Debenture shall be automatically converted on that date in accordance with the formula set forth in
Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

         Section 5.01 Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

              (a) Consent of Holder to Sell Capital Stock or Grant Security Interests. So long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company unless such security interest is subordinate to the security interests granted to the Buyers pursuant to the Security Agreement, or
(iv) file any registration statement on Form S-8, except that the Company may file a Form S-8 with the United States Securities and Exchange Commission to register securities for the Company's employees pursuant to bonafide employee stock option plans.


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                                  ARTICLE VI.

         Section 6.01 Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:                  CirTran Corp.
                                        4125 S. 6000 West
                                        West Valley City, UT 84128
                                        Attention:        Iehab J. Hawatmeh
                                        Telephone:        (801) 963-5112
                                        Facsimile:        (801) 963-8823

With a copy (which shall not            Durham Jones & Pinegar, P.C.
constitute notice) to:                  111 East Broadway, Suite 900
                                        Salt Lake City, Utah 84111
                                        ATTN: Jeffrey M. Jones, Esq.
                                        Telephone: (801) 415-3000
                                        Facsimile: (801) 415-3500

If to the Holder:                       Cornell Capital Partners, LP
                                        101 Hudson Street - Suite 3700
                                        Jersey City, New Jersey 07030
                                        Attention:    Mark Angelo
                                        Telephone:   (201) 985-8300
                                        Facsimile:     (201) 985-8266

With a copy to:                         David Gonzalez, Esq.
                                        101 Hudson Street - Suite 3700
                                        Jersey City, NJ 07302
                                        Telephone:        (201) 985-8300
                                        Facsimile:        (201) 985-8266


         Section 6.02 Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Hudson County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.


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         Section 6.03  Severability.  The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

         Section 6.04 Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

         Section 6.05 Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute one instrument.

         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                          CIRTRAN CORP.

                                          By: /s/ Iehab J. Hawatmeh
                                             --------------------------------
                                          Name:    Iehab J. Hawatmeh
                                          Title:   President & CEO





















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                                    EXHIBIT A
                                    ---------

                              NOTICE OF CONVERSION

        (To be executed by the Holder in order to Convert the Debenture)


TO:

         The undersigned hereby irrevocably elects to convert US$ ___________________ of the principal amount of the above Debenture into Shares of Common Stock of CirTran Corp., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                          ____________________________________

Applicable Conversion Price:              ____________________________________

Signature:                                ____________________________________

Name:                                     ____________________________________

Address:                                  ____________________________________

Amount to be converted:                   US$_________________________________

Amount of Debenture unconverted:          US$_________________________________

Conversion Price per share:               US$_________________________________

Number of shares of Common Stock to be
issued:                                   ____________________________________

Please issue the shares of Common Stock
in the following name and to the
following address:                        ____________________________________

Issue to:                                 ____________________________________

Authorized Signature:                     ____________________________________

Name:                                     ____________________________________

Title:                                    ____________________________________

Phone Number:                             ____________________________________

Broker DTC Participant Code:              ____________________________________

Account Number:                           ____________________________________



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                                  SCHEDULE 1.01
                                  -------------

                               REPAYMENT SCHEDULE



                   December __, 2007            $200,000
                   March __, 2008               $200,000
                   June __, 2008                $200,000
                   September __, 2008           $200,000
                   December __, 2008            $200,000
                   March __, 2009               $200,000
                   June __, 2009                $200,000
                   December __, 2009            $100,000 plus any accrued
                                                and unpaid interest.


























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